SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A-2

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) May 1, 2006

RESIDENTIAL ACCREDIT LOANS, INC. (as company under a Pooling and Servicing Agreement dated as of May 1, 2006 providing for, inter alia, the issuance of Mortgage Asset-Backed Pass-Through Certificates, Series 2006-QO5)

Residential Accredit Loans, Inc.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE	333-131213-08	51-0368240
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION) FILE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION NO.)

8400 Normandale Lake Blvd., Suite 250, Minneapolis, MN (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	55437 (ZIP CODE)

        Registrant’s telephone number, including area code (952) 857-7000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

        The original Form 8-K, filed on June 14, 2006, as amended by Form 8-K/A, filed on July 25, 2006, is hereby further amended by this Form 8-K/A-2 to replace the Series Supplement, dated as of May 1, 2006, and the Standard Terms of Pooling and Servicing Agreement, dated as of March 1, 2006, previously filed with respect to Mortgage Asset-Backed Pass-Through Certificates, Series 2006-QO5.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

    (a)        Not applicable

    (b)        Not applicable

    (c)        Not applicable

    (d)        Exhibits (executed copies): The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

Exhibit Number	Sequentially Numbered Exhibit Page
10.1 99.1	Series Supplement, dated as of May 1, 2006, and the Standard Terms of Pooling and
Servicing Agreement, dated as of March 1, 2006, among Residential Accredit Loans, Inc., as company, Residential Funding Corporation, as master servicer, and Deutsche Bank Trust
Company Americas, as trustee.

Mortgage Loan Schedule.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RESIDENTIAL ACCREDIT LOANS, INC. By: /s/ Heather Anderson Name: Heather Anderson Title: Vice President

Dated: August 16, 2006

Exhibit Index

Exhibit Number	Sequentially Numbered Exhibit Page
10.1 99.1	Series Supplement, dated as of May 1, 2006, and the Standard Terms of Pooling and
Servicing Agreement, dated as of March 1, 2006, among Residential Accredit Loans, Inc., as company, Residential Funding Corporation, as master servicer, and Deutsche Bank Trust
Company Americas, as trustee.

Mortgage Loan Schedule.